SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: April 28, 2003

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company") is furnishing as Exhibit 99 attached hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated April 28, 2003.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATA Holdings Corp. (Registrant)

                                              /s/ David M. Wing
                                              David M. Wing
                                              Executive Vice President and CFO

Date: April 28, 2003

Exhibit 99

                                                                  April 28, 2003

The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Dear Investment Community:

We are  pleased to present  you with our April 28 ATA  Holdings  Corp.  Investor
Update.  We hope  that you  find  this to be a useful  supplement  to our  first quarter 2003 earnings release, which will occur tomorrow, April 29. The operating statistics shown below reflect actual Q1 and forecasted Q2-Q4 2003 traffic and capacity statistics, as well as fuel consumption, capital expenditures, and aircraft in fleet. Also included are forecasts of our 2004 capacity statistics and fleet plan. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                               Sincerely,
                                               David M. Wing
                                               Executive Vice President and CFO

                       ATA HOLDINGS CORP. INVESTOR UPDATE
                              As of April 28, 2003

                                            Capacity (expressed in Available Seat Miles)
                                                            (in millions)

Business Unit                     1st Quarter 2002    2nd Quarter 2002   3rd Quarter 2002    4th Quarter 2002    Full Year 2002
                                      (Actual)            (Actual)          (Actual)             (Actual)          (Actual)
                                  ---------------------------------------------------------------------------------------------

Scheduled Service - Jets                   2,976            3,247             3,563              3,586             13,372

                         (yr/yr)            6.8%            11.1%             20.9%              35.6%              18.4%

Scheduled Service - Commuter                  45               48                66                 78               237

                         (yr/yr)           45.2%            41.2%             80.1%              78.3%              62.7%

Military                                     494              510               555                545              2,104

                         (yr/yr)           -3.3%           -11.7%             13.0%              -3.9%              -2.0%

Charter                                      790              441               305                340              1,876

                         (yr/yr)            1.4%           -33.4%            -61.9%              -2.6%             -27.5%

Sub-service                                    2                4                 5                  0                 11

                         (yr/yr)          -75.0%           300.0%                NA                 NA              42.2%

Total                                      4,307            4,250             4,494              4,549             17,600

                         (yr/yr)            4.6%             1.3%              5.2%              26.2%               8.7%

Business Unit                     1st Quarter    2nd Quarter     3rd Quarter     4th Quarter    Full Year     Full Year
                                       2003          2003            2003          2003            2003          2004
                                     (Actual)     (Forecasted)   (Forecasted)   (Forecasted)   (Forecasted)   (Forecasted)
                                  ----------------------------------------------------------------------------------------

Scheduled Service - Jets               3,770           4,122         4,433          4,472         16,797          19,039

                         (yr/yr)       26.7%           26.9%         24.4%          24.7%          25.6%           13.3%

Scheduled Service - Commuter              77              77            77             77            308             307

                         (yr/yr)       71.1%           60.4%         16.7%          -1.3%          30.0%            0.3%

Military                               1,083             926           596            664          3,269           3,000

                         (yr/yr)      119.2%           81.6%          7.4%          21.8%          55.4%           -8.2%

Charter                                  355             259           237            205          1,056             201

                         (yr/yr)      -55.1%          -41.3%        -22.3%         -39.7%         -43.7%          -81.0%

Sub-service                                0               0             0              0              0               0

                         (yr/yr)          NA              NA            NA             NA             NA              NA

Total                                  5,285           5,384         5,343          5,418         21,430          22,547

                         (yr/yr)       22.7%           26.7%         18.9%          19.1%          21.8%            5.2%


                                           Traffic (expressed in Revenue Passenger Miles)
                                                            (in millions)

Business Unit                     1st Quarter 2002    2nd Quarter 2002   3rd Quarter 2002    4th Quarter 2002     Full Year 2002
                                      (Actual)            (Actual)           (Actual)            (Actual)           (Actual)
                                  -----------------------------------------------------------------------------------------------

Scheduled Service - Jets                  2,155            2,488             2,694                2,422              9,759

                         (yr/yr)           3.2%             6.9%             16.7%                29.0%              13.5%

Scheduled Service - Commuter                 29               34                44                   46                153

                         (yr/yr)          31.8%            41.7%             96.3%                80.3%              62.3%

Military                                    214              253               252                  266                985

                         (yr/yr)          -7.4%             0.4%             -1.3%                16.6%               2.0%

Charter                                     633              349               247                  253              1,482

                         (yr/yr)           9.9%           -30.8%            -63.4%                -0.5%             -26.3%

Sub-service                                   1                2                 2                    0                  5

                         (yr/yr)         -80.0%           200.0%                NA                   NA              -1.9%

Total                                     3,032            3,126             3,239                2,987             12,384

                         (yr/yr)           3.8%             0.6%             -0.7%                25.2%               6.1%

Business Unit                       1st Quarter 2003  2nd Quarter 2003  3rd Quarter 2003  4th Quarter 2003  Full Year 2003
                                        (Actual)         Forecasted)      (Forecasted)      (Forecasted)      (Forecasted)
                                    ----------------------------------------------------------------------------------------

Scheduled Service - Jets                    2,638            3,222             3,387            3,111            12,358

                         (yr/yr)            22.4%            29.5%             25.7%            28.4%             26.6%

Scheduled Service - Commuter                   46               51                51               47               195

                         (yr/yr)            58.6%            50.0%             15.9%             2.2%             27.5%

Military                                      402              376               278              310             1,366

                         (yr/yr)            87.9%            48.6%             10.3%            16.5%             38.7%

Charter                                       285              206               174              148               813

                         (yr/yr)           -55.0%           -41.0%            -29.6%           -41.5%            -45.1%

Sub-service                                     0                0                 0                0                 0

                         (yr/yr)               NA               NA                NA               NA                NA

Total                                       3,371            3,855             3,890            3,616            14,732

                         (yr/yr)            11.2%            23.3%             20.1%            21.1%             19.0%

                                                            Fuel Outlook

                                1st Quarter 2002   2nd Quarter 2002  3rd Quarter 2002   4th Quarter 2002   Full Year 2002
                                    (Actual)           (Actual)          (Actual)           (Actual)          (Actual)

Price per Gallon                      $0.766            $0.894             $0.902            $0.950             $0.880

Gallons Consumed (000)
                                      60,727            57,209             58,727            58,150            234,813

% Gallons Hedged                          5%               24%                17%                0%                12%

% Gallons Military1                      14%               16%                16%               16%                15%


                                   1st Quarter 2003   2nd Quarter 2003  3rd Quarter 2003   4th Quarter 2003   Full Year 2003
                                       (Actual)         (Forecasted)      (Forecasted)       (Forecasted)      (Forecasted)
                                   -----------------------------------------------------------------------------------------

Price per Gallon                      $1.088            $0.994             $0.946              $0.959             $0.998

Gallons Consumed (000)                69,020            66,349             65,265              67,776            268,410

% Gallons Hedged                          0%                0%                 0%                  0%                 0%

% Gallons Military1                      25%               21%                15%                 16%                20%

                                          ATAH Fleet Summary Year-End 2001 to Year-End 2004

Aircraft Type                12/31/01         Change        12/31/02         Change        12/31/03         Change        12/31/04
                             (Actual)        (Actual)       (Actual)      (Projected)     (Projected)    (Projected)     (Projected)
                             -------------------------------------------------------------------------------------------------------

Boeing 737-800                  14              16             30              2              32              7              39

Boeing 757-200                  15               1             16             -1              15              0              15

Boeing 757-300                   5               5             10              2              12              0              12

Boeing 727-200                  10             -10              0              0               0              0               0

Lockheed L1011                  15              -5             10             -4               6             -1               5
                                --               -             --              -               -              -               -

Total Jets                      59               7             66             -1              65              6              71
                                ==               =             ==              =              ==              =              ==

Saabs                           11               6             17              0              17              0              17

                                    Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                            (in millions)

                                          1st Quarter 2002  2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002  Full Year 2002
                                              (Actual)          (Actual)           (Actual)            (Actual)         (Actual)


Non-Flight Capital Expenditures                  ($4)              ($5)              ($5)               ($3)            ($17)

Aircraft Bridge Financing2                     ($115)             $115                NA                 NA               NA

Aircraft Maintenance and Parts                  ($26)              ($8)              ($9)                $1             ($42)
                                                ----               ---               ---                 --             ----

              Total Capital Expenditures       ($145)             $102              ($14)               ($2)            ($59)
                                               =====              ====              ====                ===             ====

Aircraft Deposit Inflows (Outflows)3             $11               $12               $2                 $15              $40

                                          1st Quarter 2003  2nd Quarter 2003    3rd Quarter 2003  4th Quarter 2003  Full Year 2003
                                              (Actual)        (Forecasted)        (Forecasted)     (Forecasted)       (Forecasted)

Non-Flight Capital Expenditures                ($4)                ($4)              ($4)              ($2)             ($14)

Aircraft Maintenance and Parts                 ($6)               ($14)              ($6)              ($4)             ($30)
                                               ---                ----               ---               ---              ----

              Total Capital Expenditures      ($10)               ($18)             ($10)              ($6)             ($44)
                                              ====                ====              ====               ===              ====

Aircraft Deposit Inflows (Outflows)3            $0                  $8              ($10)              ($8)             ($10)


1 The Company's military contracts contain fuel escalation clauses that act as natural hedges by limiting exposure to increases in fuel price
2 Reflects purchase of two 757-300's that were financed with operating leases in Q2.
3 Net of financing.

Note: Numbers may not sum due to rounding